UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 22, 2024

Legacy Education Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42283	84-5167957
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

701 W Avenue K, Suite 123

Lancaster, CA 93534

(Address of principal executive offices, including ZIP code)

(661) 940-9300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LGCY	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On October 22, 2024, Legacy Education Antioch, LLC, a wholly-owned subsidiary of Legacy LLC (as defined herein) (the “Buyer”) entered into an asset purchase agreement (the “APA”) with Legacy Education Inc. (the “Company”), Legacy Education, LLC, a wholly-owned subsidiary of the Company (“Legacy LLC” and together with the Company and the Buyer, the “Buyer Parties”), Contra Costa Medical Career College, Inc. (“CCMCC”), Contra Costa Medical Career College Online, Inc. (“CCMCC Online” and together with CCMCC, “Sellers”) and, solely with respect to certain portions of the APA, Stacey Orozco and Bulmaro Orozco, the sole owners CCMCC and CCMCC Online (collectively, the “Owners”).

Pursuant to the APA, Buyer shall acquire from the Sellers substantially all of the assets comprising of the postsecondary institution known as Contra Costa Career Medical College located in Antioch, California upon the terms and conditions set forth in the APA for a purchase price of $8,000,000, subject to adjustment as set forth in the APA (the “Purchase Price”). The Purchase Price shall be payable as follows: (i) $6,600,000 shall be payable upon the closing (the “Closing”) of the transactions contemplated by the APA (the “Transaction”), subject to adjustment as set forth in the APA; (ii) the Buyer shall deliver to the Sellers a promissory note (the “Note”) in the principal amount of $400,000 which Note shall be guaranteed by the Company and Legacy LLC, accrue interest at a rate of 6% per annum and shall be payable in 12 equal monthly installments beginning on the one-month anniversary of the closing date of the Transaction and shall be subject to offsets by the Buyer for any Purchase Price Adjustment Payment (as defined in the APA) owed by Sellers pursuant to the APA and for any indemnification claims made by Buyer pursuant to the APA that are not fully resolved prior to the due date of any one or more of the payments due under such Note; and (iii) the issuance, for the benefit of the Sellers, to CCMCC of such number of shares of the Company’s common stock (the “Legacy Shares”) equal to $1,000,000, which number of shares shall be determined based upon the value of the Company’s common stock as of the close of business on the business day immediately preceding the closing date of the Transaction. The Legacy Shares shall be held in escrow for a period of one year following the Closing and shall be subject to any indemnification claims made by the Buyer pursuant to the APA that are not fully resolved and satisfied prior to the end of such one-year period either by payments made by Sellers or by offsets made by Buyer against any one or more of the payments due under the Note.

Pursuant to the APA, the Sellers shall enter into a consulting agreement with the Buyer pursuant to which the Sellers will, for a period of 180 days following the Closing, make available to Buyer, upon its request, the services of the Owners, to provide transitional consulting assistance to Buyer. In addition, pursuant to the APA, the Owners have agreed to assist the Buyer in negotiating an agreement with Contra Costa Clinic pursuant to which Contra Costa Clinic shall continue providing its services to the college following the Closing, on terms reasonably satisfactory to the Buyer. The Buyer shall also enter into a lease agreement with Evergreen Properties SBLD, LLC, the owner of the college campus property.

The foregoing description of the APA and the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the APA which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

The APA has been included with this Report to provide investors and security holders with information regarding the terms of the Transaction. It is not intended to provide any other factual information about the Buyer Parties, the Sellers or the Owners. The representations, warranties, covenants and agreements contained in the APA, which are made only for purposes of the APA and as of specific dates, are solely for the benefit of the parties to the APA, may be subject to limitations agreed upon by the parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the appliable agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Company investors and security holders should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the Buyer Parties, the Sellers or the Owners. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the APA, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Forward-Looking Statements

This Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include words such as “forecast,” “guidance,” “projects,” “estimates,” “anticipates,” “believes,” “expects,” “intends,” “may,” “plans,” “seeks,” “should,” or “will,” or the negative of these words or similar words. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each such statement. A number of important factors could cause actual results to differ materially from those included within or contemplated by the forward-looking statements, including, but not limited to: risks arising from the diversion of management’s attention from the Company’s ongoing business operations; an increase in the amount of costs, fees and expenses and other charges related to the Transaction; outcome of any litigation that the parties to the APA may become subject to relating to the Transaction; the extent of, and the time necessary to obtain, any regulatory approvals required for completion of the Transaction; risks of disruption to the Company’s business as a result of the public announcement of the Transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the agreements relating to the Transaction; an inability to complete the Transaction in a timely manner, or at all, including due to a failure of any condition to the Closing to be satisfied or waived by the applicable party; the occurrence of any event, change or other circumstance that could give rise to the termination of any of the agreements to the Transaction; a decline in the market price for the Company’s common stock if the Transaction is not completed; risks that the Transaction disrupts current plans and operations of the Buyer Parties or Sellers and potential difficulties in Sellers’ employee retention as a result of the Transaction; and the ability to implement business plans, forecasts and other expectations after the completion of the Transaction, realize the intended benefits of the Transaction, and identify and realize additional opportunities following the Transaction, as well as the other risks and uncertainties identified in filings by the Company with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended June 30, 2024 as may be amended or supplemented by additional risk factors set forth in subsequent filings made with the Securities and Exchange Commission. The Company does not undertake any responsibility to update any of these factors or to announce publicly any revisions to any of the forward-looking statements contained in this or any other document, whether as a result of new information, future events, or otherwise, except as may be required by any applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1†	Asset Purchase Agreement dated as of October 22, 2024 by and among Legacy Education Antioch, LLC, Legacy Education Inc., Legacy Education, LLC, Contra Costa Medical Career College, Inc., Contra Costa Medical Career College Online, Inc. and, solely with respect to certain portions of the Asset Purchase Agreement, Stacey Orozco and Bulmaro Orozco.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

† Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2024	Legacy Education Inc.

/s/ LeeAnn Rohmann
LeeAnn Rohmann
Chief Executive Officer

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